UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2005
Date of Report (Date of earliest event reported)

HOMELAND SECURITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15216	86-0892913
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2500 Legacy Drive, Suite 226, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

(214) 618-6400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On August 27, 2005, Homeland Security Network, Inc. (the “Company”) decided to discontinue negotiations with ComTrak Solutions, Inc. (“CTS”). The Company and CTS were unable to reach mutually agreeable terms including the valuation of the business to be acquired. The Company has determined that the Letter of Intent dated January 31, 2005 be terminated.

The entry into this Letter of Intent was reported on a Form 8-K filed February 1, 2005.

William O. Merritt, the Executive Vice President of the Company, resigned on August 27, 2005. He is a principal of CTS.

The Company and Rodwell Software Systems, Inc. are continuing negotiations concerning the Letter of Intent dated January 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	Letter of Intent between AutoCorp Equities, Inc. and ComTrak Solutions, Inc. (incorporated by reference to Exhibit 10.1 to Form 8-K filed February 1, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMELAND SECURITY NETWORK, INC.

Dated: August 31, 2005	By:	/s/ Terri Ashley
Terri Ashley
Vice President